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                                                                    EXHIBIT 10.5
                                                                [CONFORMED COPY]




                             Roche Holdings, Inc.
                              Roche Holding Ltd
                            124 Grenzacherstrasse
                                CH-4002 Basel
                                 Switzerland


                                                               September 6, 1995

Genentech, Inc.
460 Point San Bruno Blvd.
South San Francisco, CA 94080

Gentlemen:

        Reference is made to the Merger Agreement, dated May 23, 1995 (as amended from time to time, the "Merger Agreement"), among Genentech, Inc. ("Genentech"), Roche Holdings, Inc. ("Roche") and HLR (U.S.) II, Inc., a direct wholly-owned subsidiary of Roche and an indirect wholly-owned subsidiary of Roche Holding Ltd, a Swiss corporation ("Roche Holding"), pursuant to which, among other things, (i) Roche and Genentech have agreed, subject to certain conditions, to enter into an Amended and Restated Governance Agreement, a form of which is attached as Exhibit A to the Merger Agreement (as amended from time to time, the "Amended Governance Agreement") and (ii) Roche Holding has agreed to execute a Guaranty, a form of which is attached as Exhibit B to the Merger Agreement (as amended from time to time, the "Guaranty").

        Roche and Roche Holding hereby agree that, in the event of the occurrence of an Insolvency Event (as defined in Article Third of Genentech's Certificate of Incorporation as proposed to be amended pursuant to the Merger Agreement), the respective obligations of Roche and Roche Holding under Section
2.03 of the Amended Governance Agreement and under the Guaranty are and shall be independent, separately enforceable obligations of each of them and, as such, are and shall be unconditional and not dependent upon the existence or performance (or assumption or rejection by or on behalf of Genentech or its estate) of the Amended Governance Agreement, the Guaranty, the Marketing Agreement (as defined in the Amended Governance Agreement), Genentech's Certificate of Incorporation or any other contractual (or other) terms, provisions or relationships between or among the parties to such agreements.

        In order to provide another mechanism for enforcement of Roche's and Roche Holding's obligations under Section 2.03 of the Amended Governance Agreement and the Guaranty in the event of an Insolvency Event, Roche and Roche Holding hereby consent to Genentech's establishment of an agency arrangement in the form attached to this letter as Exhibit A (the "Agency






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Agreement"). Genentech agrees that, upon the occurrence of the events specified in clauses (x) and (y) of Section 4 of the Agency Agreement, it shall give the notice specified in the first sentence of such Section 4.

        Roche and Roche Holding acknowledge and agree that the Agent (as defined in the Agency Agreement) is a proper party to seek such enforcement. Each of Roche and Roche Holding agrees that it will not assert, in any enforcement action brought by the Agent in accordance with the terms of Section 4 of the Agency Agreement, any defense to the effect that (1) the Agent does not have standing to seek enforcement of the obligations of Roche or Roche Holding in such circumstances or (2) the Agent is not a real party in interest in any such enforcement action. Roche and Roche Holding do not waive any defense to any enforcement action brought by the Agent, and hereby reserve their respective rights to assert any and all defenses to such an enforcement action, other than those referred to in this letter.

        Please indicate your agreement with and acceptance of the foregoing by signing below where indicated.

        Very truly yours,

        ROCHE HOLDING LTD                            ROCHE HOLDINGS, INC.

        By: /s/ Henri B. Meier                       By: /s/ Henri B. Meier
            ---------------------                        ---------------------

Agreed and accepted:

GENENTECH, INC.

BY: /s/ John P. McLaughlin
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